UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2017

TURNING POINT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37763	20-0709285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Interchange Way, Louisville, KY 40229
(Address of principal executive offices)

(502) 778-4421
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 17, 2017, Turning Point Brands, Inc. (the “Company”) and its wholly-owned subsidiary, North Atlantic Trading Company, Inc., entered into a $250 million secured credit facility, comprised of (i) a First Lien Credit Agreement with Fifth Third Bank, as administrative agent, and other lenders (the “First Lien Credit Agreement”), and (ii) a Second Lien Credit Agreement with Prospect Capital Corporation, as administrative agent, and other lenders (the “Second Lien Credit Agreement,” and together with the First Lien Credit Agreement, the “Credit Agreements”). The Company used the proceeds of the credit facility to repay in full the Company’s prior credit facilities and to pay related fees and expenses.

The First Lien Credit Agreement consists of: (i) a $50 million revolving credit facility (of which $31.55 million was drawn at closing); (ii) a $110 million first out term loan facility (the “First Out Tranche”), and (iii) a $35 million second out term loan facility (the “Second Out Tranche”), which will be repaid in full only after repayment in full of the First Out Tranche. The First Lien Credit Agreement also includes an accordion feature that allows the Company to borrow up to an additional $40 million upon the satisfaction of certain conditions, including obtaining commitments from one or more lenders. Borrowings under the revolving credit facility may be used for general corporate purposes, including acquisitions.

The First Out Tranche and the revolving credit facility have a maturity date of February 17, 2022, and the Second Out Tranche has a maturity date of May 17, 2022.

The First Out Tranche and the revolving credit facility bear interest at LIBOR plus a spread of 2.5% to 3.5% based on the Company’s senior leverage ratio. The Second Out Tranche bears interest at LIBOR plus 6% (subject to a floor of 1.00%).

The First Lien Credit Agreement contains certain financial covenants of the Company, including maximum senior leverage ratio of 3.75x with step-downs to 3.00x, a maximum total leverage ratio of 4.75x with step-downs to 4.00x, and a minimum fixed charge coverage ratio of 1.20x.

The First Lien Credit Agreement is secured by guarantees of each of the Company’s subsidiaries and first priority liens on all tangible and intangible assets of the Company and its subsidiaries, other than certain excluded assets, as each are described in a First Lien Guaranty and Security Agreement dated February 17, 2017.

The Second Lien Credit Agreement consists of a $55 million second lien term loan (the “Second Lien Term Loan”) having a maturity date of August 17, 2022. The Second Lien Term Loan bears interest at a fixed rate of 11%.

The Second Lien Credit Agreement contains certain financial covenants of the Company, including a maximum senior leverage ratio of 4.25x with step-downs to 3.50x, a maximum total leverage ratio of 5.25x with step-downs to 4.50x, and a minimum fixed charge coverage ratio of 1.10x.

The Second Lien Credit Agreement is secured by guarantees of each of the Company’s subsidiaries and second priority liens on all tangible and intangible assets of the Company and its subsidiaries, other than certain excluded assets, as each are described in a Second Lien Guaranty and Security Agreement dated February 17, 2017.

The Credit Agreements contain customary events of default, including payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, certain ERISA events, judgments in excess of specified amounts and change in control defaults.

The Credit Agreements also contain certain negative covenants customary for facilities of these types including, covenants that, subject to exceptions described in the Credit Agreements, restrict the ability of the Company and its subsidiary guarantors: (i) to pledge assets; (ii) to incur additional indebtedness; (iii) to pay dividends; (iv) to make distributions; (v) to sell assets; and (vi) to make investments.

Also, on February 17, 2017, in connection with the Credit Agreements, the Company and the lenders entered into an intercreditor agreement (the “Intercreditor Agreement”) setting forth the respective rights of the lenders.

There are no material relationships between the Company or its affiliates and any of the lenders, other than as described above.

The foregoing descriptions of the First Lien Credit Agreement, the Second Lien Credit Agreement, the First Lien Guaranty and Security Agreement, the Second Lien Guaranty and Security Agreement and the Intercreditor Agreement are qualified in their entirety by reference to the full text of those documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On February 17, 2017, the Company issued a press release announcing its entry into the new credit facility. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
First Lien Credit Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and North Atlantic Trading Company, Inc., as the Borrowers, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.2
Second Lien Credit Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and North Atlantic Trading Company, Inc., as the Borrowers, Prospect Capital Corporation, as administrative agent, and the lenders party thereto.

10.3
First Lien Guaranty and Security Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.4
Second Lien Guaranty and Security Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Prospect Capital Corporation, as administrative agent, and the lenders party thereto.

10.5
Second Lien Intercreditor Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc., North Atlantic Trading Company, Inc. and the other grantors party thereto, Fifth Third Bank, as first lien collateral agent, and Prospect Capital Corporation, as second lien collateral agent.

99.1	Press Release dated February 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT BRANDS, INC.

Date: February 21, 2017	By	/s/ James Dobbins
James Dobbins
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1
First Lien Credit Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and North Atlantic Trading Company, Inc., as the Borrowers, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.2
Second Lien Credit Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and North Atlantic Trading Company, Inc., as the Borrowers, Prospect Capital Corporation, as administrative agent, and the lenders party thereto.

10.3
First Lien Guaranty and Security Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Fifth Third Bank, as administrative agent, and the lenders party thereto.

10.4
Second Lien Guaranty and Security Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc. and its subsidiaries, as the Grantors, Prospect Capital Corporation, as administrative agent, and the lenders party thereto.

10.5
Second Lien Intercreditor Agreement, dated as of February 17, 2017, by and among Turning Point Brands, Inc., North Atlantic Trading Company, Inc. and the other grantors party thereto, Fifth Third Bank, as first lien collateral agent, and Prospect Capital Corporation, as second lien collateral agent.

99.1	Press Release dated February 17, 2017.